Exhibit 99.1

Investor Overview

 Forward Looking Statements Certain statements in this presentation and other oral and written statements made by Vista Outdoor from time to time are forward-looking statements, including those that discuss, among other things: Vista Outdoor’s plans, objectives, expectations, intentions, strategies, goals, outlook or other non-historical matters; projections with respect to future revenues, income, earnings per share or other financial measures for Vista Outdoor; and the assumptions that underlie these matters. The words ‘believe’, ‘expect’, ‘anticipate’, ‘intend’, ‘aim’, ‘should’ and similar expressions are intended to identify such forward-looking statements. To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous risks, uncertainties and other factors could cause Vista Outdoor’s actual results to differ materially from expectations described in such forward-looking statements, including the following: general economic and business conditions in the U.S. and Vista Outdoor’s other markets, including conditions affecting employment levels, consumer confidence and spending; Vista Outdoor’s ability tooperate successfully as a standalone business; Vista Outdoor’s ability to retain and hire key personnel and maintain and grow its relationships with customers, suppliers and other business partners, including Vista Outdoor’s ability to obtain acceptable third party licenses; Vista Outdoor’s ability to adapt its products to changes in technology, the marketplace and customer preferences; Vista Outdoor’s ability tomaintain and enhance brand recognition and reputation; reductions or unexpected changes in demand for ammunition, firearms or accessories or other outdoor sports and recreation products; risks associated with Vista Outdoor’s sales to significant retail customers, including unexpected cancellations, delays and other changes to purchase orders; supplier capacity constraints, production disruptions or quality or price issues affecting Vista Outdoor’s operating costs; seasonality and weather conditions in Vista Outdoor’s markets; Vista Outdoor’s competitive environment; risks associated with compliance and diversification into international and commercial markets; the supply, availability and costs of raw materials and components; increases in commodity, energy and production costs; changes in laws,rules and regulations relating to Vista Outdoor’s business, such as federal and state firearms and ammunition regulations; Vista Outdoor’sability to execute its long-term growth strategy; Vista Outdoor’s ability to take advantage of growth opportunities in international and commercial markets; foreign currency exchange rates and fluctuations in those rates; the outcome of contingencies, including with respect to litigation and other proceedings relating to intellectual property, product liability, warranty liability, personal injury and environmental remediation; risks associated with cybersecurity and other industrial and physical security threats; risks associated with pension asset returns and assumptions regarding future returns, discount rates and service costs; capital market volatility and the availability of financing; changes to accounting standards or policies; and changes in tax rules or pronouncements. Vista Outdoor undertakes no obligation to update any forward-looking statements. For further information on factors that could impact Vista Outdoor, and statements contained herein, please refer to Vista Outdoor’s filings with the Securities and Exchange Commission, including the company’s registration statement on Form 10. You should carefully consider the factors discussed above in evaluating these forward-looking statements. © 2015 | Vista Outdoor Presentation 2

 Non-GAAP Measures Non-GAAP financial measures such as earnings before depreciation and amortization (“EBITDA”), Adjusted EBITDA and Free Cash Flow as included in this Presentation are supplemental measures that are not calculated in accordance with Generally Accepted Accounting Principles (“GAAP”). Please see the Appendix to this presentation for reconciliations of these Non-GAAP financial measures to their comparable GAAP financial measures. We define Adjusted EBITDA as EBITDA adjusted for asset impairments, restructuring and severance costs, gains or losses on operating assets, and external costs related to mergers, acquisitions or dispositions. We believe that the presentation of EBITDA and Adjusted EBITDA helps investors analyze underlying trends in our business, evaluate the performance of our business both on an absolute basis and relative to our peers and the broader market, provides useful information to both management and investors by excluding certain items that may not be indicative of the core operating results and operational strength of our business and helps investors evaluate our ability to service our debt. We define Free Cash Flow as cash provided by operating activities less capital expenditures, allocated interest expense, and excluding transaction costs incurred to date. Vista Outdoor management uses Free Cash Flow internally to assess both business performance and overall liquidity and we believe that Free Cash Flow provides investors with an important perspective on the cash available for debt repayment, share repurchases and acquisitions after making the capital investments required to support ongoing business operations. These non-GAAP financial measures have limitations as analytical and comparative tools and you should consider EBITDA, Adjusted EBITDA and Free Cash Flow in addition to, and not as a substitute for, operating income, cash from operating activities or any other measure of financial performance or liquidity reported in accordance with GAAP. Throughout the presentation, certain numbers will not sum to the total due to rounding. © 2015 | Vista Outdoor Presentation 3

Business Overview Section 1

Company Heritage 1990 2001 2008 2009 2010 2013 2015 Spin-off from Spin-off from Honeywell ATK © 2015| Vista Outdoor Presentation 5

Bringing the World Outside Our Mission To bring the world outside, leverage our capabilities and experience and instill passion into products that help the outdoor enthusiast achieve independence and success in the activity of their choice. Our Vision Be a leading provider of quality products for the outdoor enthusiast, while delivering superior long-termreturns to our shareholders, value for our customers, and rewarding careers for our employees © 2015| Vista Outdoor Presentation 6

We Know Our Core Customer Diverse and Growing Participation with Passionate Consumers © 2015| Vista Outdoor Presentation 7

Company Snapshot A World Leader in Outdoor Recreation and Shooting Compelling Opportunity to Deliver Value for SportsProducts Shareholders (1)(2) Sales of $2.08 Billion Adj. EBIT margin of ~12% Adj. EBITDA of $320 Million Organic growth of ~17% since 2003 Attractive cash generation with FCF of $160 Million Outdoor Products Shooting Sports Net debt of $86 Million and total liquidity of $649 Million(3) Sales by Segment (1) Sales by Customer (1) International, 18% Outdoor Products, 35% U.S. / Law Enforcement, 14% Shooting Sports, 65% Consumer, 68% Notes 1. Financial results are for the fiscal year ending March 31, 2015 and reflect 10 months ATK Sporting carve-out financials and 2 months Vista financials 2. See financial details and reconciliation on pages 38-40 3. Estimated debt and liquidity as of 3/31/15. Liquidity refers to cash on hand plus availability for drawings under our revolving credit facility © 2015| Vista Outdoor Presentation 8

A History of High Double Digit Growth Annual Sales ($M) 2,200 2,000 FY03 – FY15 CAGR 1,800 Organic: Total: 17.3% 19.1% 1,600 1,400 1,200 1,000 800 600 400 200 0 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 Growth Trajectory Reflects Market Growth, Increased Share and Diversification of Product Portfolio © 2015| Vista Outdoor Presentation 9

Key Investment Highlights 1 Portfolio of Authentic Brands Focused on Outdoor Sports and Recreation 2 Large, Addressable and Growing Outdoor Recreation and Shooting Sports Market 3 Leading Innovation and Product Development Competencies 4 Proven Manufacturing, Global Sourcing and Distribution Platform 5 Proven M&A Capabilities 6 Long-Tenured and Highly Experienced Management Team 7 Opportunistic Execution of 2 Year $200M Share Repurchase Plan © 2015| Vista Outdoor Presentation 10

Industry Leading Outdoor Product Brands Holsters (2) #1 market share in consumer market Highly recognizable brands — 88% and 94% aided brand awareness (BLACKHAWK! and Uncle Mike’s, respectively) — BLACKHAWK! entered the commercial US holster market Binoculars & Riflescopes(1) Golf Laser Rangefinder(1) aggressively in 2010 #1 in units sold for over 10 years #1 market share 13point lead over binocular competitors over 3 years 57% of all units sold in the 7 point lead over riflescope competitors over 3 years category for calendar year 2014 Diverse Portfolio of Brands Notes 1. KeyStatConnect™ Report 2014 2. Southwick Annual Hunter and Shooter Participation and Trends Report 2014 © 2015| Vista Outdoor Presentation 11

Industry Leading Shooting Sports Brands Savage Arms Has Outperformed the Overall Firearms Market #1 in Ammunition Sales Since 2008 Y-o-Y Sales Growth, Annual #2 Market Share #1 Market Share % % 35 30 27 40 15 30 (5) 20 (25) (22) (24) 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 CY2013 CY2014 Source Public company filings and USITC Total Firearms Leading Shooting Sports Brands Proven Ability to Grow Share in a Competitive Market © 2015| Vista Outdoor Presentation 12

Vista Is Uniquely Positioned for Continued Outperformance …With the Leading Position in the Vista Is a Best-in-Class Operator… Ammunition Market Vista experiences stronger growth during growth Share of US Ammunition Sales cycles and more modest declines during down cycles % 45 Evidenced by growth in market share since 2003 40 Good – better – best strategy allows wholesalers and retailers to interact with single ammunitions supplier 35 across all price points 30 In down cycle, importers and domestic competitors lose shelf space before Vista is 25 impacted 20 Scalable infrastructure allows for maximum flexibility to 15 meet changes in demand 10 Firearms make up <10% of Vista’s total revenue 5 Ammunition is a consumable good whereby demand increases with a greater installed shooter base (akin 0 to razor / razorblade model) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Source Public company filings Outdoor recreation products are a growing part of Vista’s business Imports Other © 2015 | Vista Outdoor Presentation 13

Unique Opportunity in Attractive $63B Industry Opportunity to Expand Across Multiple Categories Vista Expansion Market Size Presence Opportunity ($B) (1) Camping 9 Cycling 7 Fishing 7 Golf(2) 5 Hunting / Shooting 14 Sports(3) Snow Sports 5 Trail Sports 7 Water Sports 2 Wildlife Viewing 7 Total Market Opportunity 63 Source Outdoor Industry Association, National Sporting Goods Association, Southwick & Assoc. Note 1. 2011 estimates of annual consumer spending on non-motorized outdoor recreation-related gear and accessories based on Outdoor Industry Association research (except where noted) 2. 2012 estimate of annual consumer spending on golf apparel, footwear and equipment based on National Sporting Goods Association research 3. 2011 estimate of annual consumer spending on hunting and shooting sports equipment and accessories based on Southwick & Associates research © 2015| Vista Outdoor Presentation 14

 Leading Innovation and Product Development Competencies Standardize Market-Based Product Development Process to Drive Organic Growth 1 2 3 Objectives Initiatives Deliverables Develop new and innovative Utilize the integrated product Full portfolio product and technology performance-based differentiated development process to bring ideas roadmaps products successfully and profitably to market 12 new strategic partnerships Secure partnerships that fill Build in continuous consumer 3 Product of the Year awards technology gaps and drive feedback loop 5 Innovation projects targeting key innovation Incorporate advanced technology – consumer needs by NASGW Achieve ROI and discretionary and emerging and maturing IR&D investments Design for cost and Deliver affordable, differentiated manufacturability and innovative products to market – engage, activate, and capture new shooters Increase speed to market to capitalize on market opportunities Leverage technology and platforms to maximize value and by delivering common products to multiple markets Delivering Innovation to Create Competitive Separation © 2015| Vista Outdoor Presentation 15

Established Manufacturing, Global Sourcing and Distribution Platform Integrated Supply Chain Management Core to Our Business Model State-of-the-Art Manufacturing Expansive Sourcing Network Efficient Global Distribution 15 manufacturing facilities in the Scope and scale is difficult to Global network covering North US, Puerto Rico, Mexico and replicate and South America, Europe, Canada Obtain the best price and Asia and Australia Adherence to strict regulatory delivery available on our raw Consolidated North American standards and certifications materials distribution centers to increase efficiencies — Regulations and cost to build Source finished product new facilities create domestically and internationally Ongoing implementation of significant barriers to entry for for global distribution automated process in key potential competitors Continuously seek to strengthen locations  Ability to leverage the scale our vendor base and produce and scope of the Vista year-over-year product cost Performance Management reductions system across our manufacturing operations to be the low-cost producer in many of our product categories © 2015| Vista Outdoor Presentation 16

Proven M&A Track Record Savage Arms, Bushnell, BLACKHAWK! and Weaver (Optics) Are Highly Strategic Acquisitions that Strengthen Vista’s Product Offering Bushnell: high-quality, affordable and innovative optics and accessories brands — Complements existing portfolio — Provides outdoor recreation expansion opportunities Savage Arms: prominent brands known for accuracy, innovation, quality, and affordability — Over 100 years of market leading innovation in the long-gun category BLACKHAWK!: top-quality tactical accessories with #1 share of the consumer holster market — Industry leader with a broad customer base that depends on the brand’s performance and durability Weaver (Optics): technologically advanced and rigorously tested scopes and binoculars — Brand has experienced ~7% revenue CAGR since acquisition (1) Vista’s Entire Brand Portfolio is the Result of Executing the Acquisition Strategy Beginning in 2001 Note 1. FY09 – FY15 revenue CAGR for Weaver optics product line © 2015| Vista Outdoor Presentation 17

Long-Tenured and Experienced Management Team



Mark DeYoung
Chairman & CEO
Years Experience: 25+
Prior Affiliations:
ATK HERCULES



Stephen Nolan
SVP, CFO
Years Experience: 21
Prior Affiliations:
ATK Raytheon
McKinsey&Company



Scott Chaplin
SVP, General Counsel
Years Experience: 20
Prior Affiliations:
ATK STANLEY
BAE SYSTEMS



Steve Clark
SVP, Human Resources & Corporate Services
Years Experience: 19
Prior Affiliations:
Heinz Pizza Hut



David White
VP, Shooting Sports
Years Experience: 39
Prior Affiliations:
ATK HERCULES



Matt Reintjes
VP, Outdoor Products
Years Experience: 17
Prior Affiliations:
ATK Bushnell DANAHER



Todd Seyfert
VP, Sales
Years Experience: 19
Prior Affiliations:
ATK Bushnell



Amanda Covington
VP, Communications & Gov't Relations
Years Experience: 16
Prior Affiliations:
ATK



Brett Merrell
VP, Marketing
Years Experience: 28
Prior Affiliations:
GIANT EAGLE Gerber

Our Team Averages 15 Years of Experience in Outdoor Recreation, Shooting Sports and Consumer Products

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Section 2 Key Growth Strategies

Growth Engine: Organic and Acquired Product Development M&A Organic Growth Inorganic Growth Multiplier Effect Product Innovation Acquisition of Assets Engineering and Innovation Drive Core Customer Acquisitions Leverage Existing Following and Organic Growth Infrastructure and Channels © 2015| Vista Outdoor Presentation 20

Our Growth Strategies 1 Capitalize on a Growing and Fragmented Market 2 Expand Into Complementary or Adjacent Categories Through M&A 3 Develop New and Innovative Products to Drive Organic Growth and Customer Loyalty 4 Leverage Relationships With Our Wholesale and Retail Channel 5 Continuously Improve Operations A Leading Global Provider in Outdoor Sports and Recreation © 2015| Vista Outdoor Presentation 21

Capitalize on a Growing and Fragmented Market Outdoor Recreation and Shooting Sports Experiencing Positive Trends that Support Demand Outdoor Recreation Attracts ~1.2M New Shooting Sports Has Grown 12% Opportunity for Brand Consolidation Coupled Participants Per Year Since 2009 with Ongoing Retail Expansion Outdoor Participants Branded Equipment Market Share (1) (M) +7M Top Five 150 Companies, New US Shooters, 2009 –2012 20% +6% 143 Rest of Market, 66% 80% 140 134 New Shooters Aged 18 – 34 Announced New Store Openings 130 37% Through 2015 (2) New Target Shooters are Female 300 320 45 120 40 20 13 9 9 7 7 110 0 Shooting Sports Continues to % of Existing Expand in Media Outlets Footprint: 7% 7% 20% 90% 16% 5% 10% 100 Current 2006 2013 Store Count: 4,540 603 64 10 57 157 70 Source: Outdoor Foundation Source: NSSF and FBI Adjusted NICS CAGR 2008–2013, new Source: Sporting Goods Intelligence; store opening data shooters defined as having begun shooting within last 5 years from company websites Notes Bass Pro 2 year average of new store openings 1. Represents 2013 wholesale value of branded sporting goods equipment Field & Stream 3 year average of new store openings 2. Walmart new store openings through the end of the current fiscal year © 2015| Vista Outdoor Presentation 22

Use M&A to Expand into Complementary or Adjacent Categories Criteria 1 Adjacent categories that speak to rugged individualism 2 Outdoor-focused brands 3 Familiar customer 4 Opportunity to improve the brand, increase distribution, and apply operational excellence 5 Right price at the right time © 2015| Vista Outdoor Presentation 23

Recent Product Launches

A17

- A17 is a .17 HMR delayed-blowback rimfire autoloader – the first of its kind!
- Introduced at the 2015 SHOT Show



A17
CCI

Tour X Jolt with Exchange Technology

- Exchange Technology lets the golfer use Bushnell's patented Slope Technology when the red faceplate is engaged and allows the user to have a USGA conforming device when the black faceplate is engaged



TOUR X
Bushnell

Ammunition

- Numerous products introduced at the 2015 SHOT Show



3RD DEGREE
FEDERAL PREMIUM
HST
G2

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Long-Tenured Customer Relationships Highly Valued Retail Partner Broad Demand for Vista Products 2014 Holster Brand of the Year % of FY 2015 Sales Walmart, 9% Top Ten 2013 Sporting Goods Supplier of the Year Other Retailers & Retail Customers Distributors, 40% 60% 2013 Hunting Vendor of the Year Expansive Network of Marquee Customers Develop Synergistic RelationshipsasSupplier of Choice Across Product Categories © 2015| Vista Outdoor Presentation 25

Operations Improvement via the Vista Performance Management (“VPM”) System Key Initiatives to Drive Operational Efficiencies Shooting Sports Outdoor Products Facility/equipment investment and consolidation for Completion of Bushnell integration “Factory of the Future” Sourcing personnel and process to reduce lead Process flexibility to meet customer demand times and increase on time deliveries Execution excellence metrics; OEE Facility consolidations in both manufacturing and distribution S&OP process to meet changing customer demand Best-in-class demand planning process “Lean Mfg. Focus” driving continuous improvement of operational KPI’s Asian operations office with key personnel to drive quality, delivery and profitability Finished goods inventory position Voice of the customer to support innovation and Engineering resources to accelerate new product product development development Finished goods inventory position © 2015| Vista Outdoor Presentation 26

Section 3 Financial Overview

Key Differentiators of Vista Financial Model 1 Strong Free Cash Flow Generation 2 Economies of Scale in Sourcing, Manufacturing and Distribution 3 Low Cost Manufacturing 4 Modest Capital Expenditure Requirements 28

Historical Financial Highlights Revenue $M 3,000 2,280 2,083 2,083 1,874 2,000 1,043 1,196 1,000 0 (1) (2) FY2012 FY2013 FY2014 PF2014 FY 2015 PF FY 2015 Adj. EBITDA (Non-GAAP) (3) $M 450 370 302 312 320 300 112 150 88 0 (1) (2) FY2012 FY2013 FY2014 PF2014 FY2015 PF FY2015 Adj. EBITDA 8.4% 9.3% 16.1% 16.2% 15.0% 15.4% Margin: Notes 1. Unaudited financial results. Pro forma 2014 for acquisitions of Bushnell and Savage Arms. See Form 10 for detailed adjustments 2. Unaudited financial results. Pro forma 2015 for stand alone company costs 3. See appendix for non-GAAP reconciliation © 2015| Vista Outdoor Presentation 29

Historical Cash Flow & Capital Spend Summary Strong Free Cash Flow Generation Profile (1) Disciplined Capital Expenditures ($M) ($M) 200 50 43 159 160 40 40 150 30 100 24 23 20 55 52 50 10 0 0 (1) (1) FY2012 FY2013 FY2014 FY2015 FY2012 FY2013 FY2014 FY2015 % of Sales: 5.3% 4.4% 8.5% 7.7% 2.3% 2.0% 2.2% 2.1% Notes 1. Represents Cash from Operations less Capital Expenditures, allocated interest expense and transaction expense (non-GAAP measure; see appendix for reconciliation) © 2015 | Vista Outdoor Presentation 30

History of Strong Ammunition Sales Growth Following Down Cycles

Actual Ammunition Sales Based on Reported Excise Taxes (1)



($M)
Down Cycle
15 months
Down Cycle
22 months
$800
$600
$400
$200
$-
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Firearms and Related Accessories Have Historically Followed Similar Trends

Source: National Shooting Sports Foundation

Note
1. Rolling 4 Quarter average, adjusted for inflation as of 2014

Mid-Term Outlook for Ammunition Sales

- Down cycle beginning in 2014 expected to last approximately 18 months
  - Ammunition sales cycle typically lags firearms and experiences less severe peaks and troughs
- Strong trends in shooting sports participation expected to drive next growth cycle
  - Installed shooter base grew by ~7M from 2009 – 2012, including large numbers of women and young adults
  - 35% of shooters report increased participation in shooting over last 5 years
  - Number of shooting ranges has grown at a 12% CAGR since 2006

Source: National Shooting Sports Foundation

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Capitalization Overview Capitalization ($M) Maturity Rate As of 3/31/2015 Cash 264 Revolver ($400M) 5 years L + 175 bps - Term Loan A 5 years L + 175 bps 350 Total Debt 350 PF FY 2015 Adj. EBITDA(1) 320 Credit Statistics Total Debt/PF FY 2015 Adj. EBITDA (1) 1.1x Net Debt / PF FY2015 Adj. EBITDA (1) 0.3x Liquidity Cash on Hand 264 Revolver Availability(2) 385 Total Liquidity 649 Financial Flexibility and Liquidity to Create Long-Term Shareholder Value Notes 1. PF FY15 EBITDA adjustments include goodwill/trade name impairment, standalone and public company costs, and adjustments associated with the acquisitions of Bushnell and Savage Arms; see appendix for non-GAAP reconciliation 2. Accounts for $15M of outstanding L/Cs © 2015 | Vista Outdoor Presentation 32

Section 4 Conclusion

Key Investment Highlights 1 Portfolio of Authentic Brands Focused on Outdoor Sports and Recreation 1,2, or 3 in Market Position in 21 Categories 2 Large, Addressable and Growing Outdoor Recreation and Shooting Sports Market $63B Market andProven Share Growth 3 Leading Innovation and Product Development Competencies New Product Awards and a Development Pipeline 4 Proven Manufacturing, Global Sourcing and Distribution Platform Modernized Facilities and Efficient Operational Model 5 Proven M&A Capabilities A Track Record of Strategic Acquisitions 6 Long-Tenured and Highly Experienced Management Team A Seasoned Team Committedto Value Creation 7 Opportunistic Execution of 2 Year $200M Share Repurchase Plan Repurchases of $19.6M executed to date © 2015| Vista Outdoor Presentation 34

FY 2016 Outlook as of May 14, 2015 FY 2016 Guidance Sales $2.050 – $2.110 billion Earnings per Share $2.00 –$2.20 Free Cash Flow* $150 - $175 million Tax Rate ~38% Capital Expenditures ~$40 million * Non-GAAP financial measure. See reconciliation table for details. © 2015 | Vista Outdoor Presentation 35

Financial Goals

Metric	Long-Term Goals
Organic Revenue Growth	6% – 8%
Adj. EBITDA Margin	16% – 18%
Capital Expenditures (% of Sales)	1% – 2%

Near-Term Capital Deployment Strategy

Strategy shaped by the strong free cash flow generation capability of Vista's business model, coupled with depressed market valuations:

- Execute opportunistic M&A, focused on targets with high synergy potential and alignment with strategy
- Opportunistically leverage $200 million share repurchase program
  - Repurchased $19.6M through May 13, 2015
  - Buybacks will be based on excess cash and valuation
- Low initial leverage (~1.1x) means debt repayment not a priority
  - Long-term leverage range of 2.5x – 3.0x

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Appendix

Historical Financial Summary Select Financials Years Ended March 31, ($M) FY2012 FY2013 FY2014 PF 2014 (1) FY2015 PF 2015 (2) Net Sales $1,043 $1,196 $1,874 $2,280 $2,083 $2,083 % Growth 9.0% 14.7% 56.7% N/M N/M N/M Gross Profit 192 242 467 649 529 536 %Margin 18.4% 20.3% 24.9% 28.5% 25.4% 25.7% Operating Income 30(4) 101 234 293 184(3) 191(3) %Margin 2.9% 8.5% 12.5% 12.8% 8.8% 9.2% D&A 24 25 45 67 67 67 EBITDA (Non-GAAP) 55 127 279 359 251 258 % Margin 5.3% 10.6% 14.9% 15.7% 12.0% 12.4% Adj. EBITDA (Non-GAAP) 88 112 302 370 312 320 %Margin 8.4% 9.3% 16.1% 16.2% 15.0% 15.4% Notes 1. Unaudited financial results. Pro forma 2014 for acquisitions of Bushnell and Savage Arms. See Form 10 for detailed adjustments 2. Unaudited financial results. Pro forma 2015 for standalone corporate and other transaction costs. 3. Includes $52M goodwill/trade name impairment 4. Includes $48M goodwill /trade name impairment © 2015 | Vista Outdoor Presentation 38

Non-GAAP Reconciliation

	Years Ended March 31,					
($000)	FY2012	FY2013	FY2014	PF 2014[1]	FY2015	PF FY 2015[2]
Net income	$10,660	$64,692	$133,257	$175,907	$79,528	$96,976
Interest expense (income), net	(3)	(7)	15,469	6,744	30,108	10,125
Income tax provision	19,647	36,770	85,081	110,129	74,518	83,913
Depreciation and amortization	24,490	25,128	44,902	66,550	66,551	66,551
EBITDA	54,794	126,583	278,709	359,330	250,705	257,565
Goodwill impairment[3]	47,791	-	-	-	52,220	52,220
Transaction costs[4]	-	-	16,780	-	19,641	19,641
Transition costs[4]	-	-	5,700	5,700	4,100	5,988
Standalone and public company costs[5]	(15,000)	(15,000)	(15,000)	(15,000)	(15,000)	(15,000)
Inventory step-up[6]	-	-	15,500	15,500	-	-
Bushnell adjustments[7]	-	-	-	4,728	-	-
Adjusted EBITDA	$87,585	$111,583	$301,689	$370,258	$311,666	$320,414

Notes

1. Unaudited financial results. Pro forma 2014 for acquisitions of Bushnell and Savage Arms. See Form 10 for detailed adjustments
2. Unaudited financial results. Prof forma 2015 for stand alone corporate costs.
3. Refer to Footnote B in the annual financial statements included in the Form 10 for a description of the FY2012 goodwill impairment; due to conditions in the firearms market, in Q3 FY15 the Company recorded a non-cash goodwill impairment related to Savage Arms
4. Represents transaction costs, including accounting, legal and advisor fees, and transition costs, in each case incurred in connection with our spin-off transaction and the acquisitions of Bushnell and Savage Arms
5. Represents our estimate of costs that we would have incurred in excess of the applicable corporate allocation had we operated as a standalone public company during the period
6. Represents inventory step-up recorded in connection with our acquisitions of Bushnell and Savage Arms as part of their respective purchase price allocations
7. Represents (a) elimination of management fees of approximately $1.6M paid by Bushnell, which will not be paid in the future; (b) compensation and fees paid by Bushnell to its board of directors and with respect to certain professional services of approximately $0.2M, which will not be paid in the future; and, (c) transaction costs of approximately $3.0M incurred by Bushnell in connection with its acquisition, including accounting, legal, advisor fees and management bonuses

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Non-GAAP Reconciliation Free cash flow is defined as cash provided by operating activities less capital expenditures, allocated interest expense, and excluding transaction costs incurred to date. Vista Outdoor management believes free cash flow provides investors with an important perspective on the cash available for debt repayment, share repurchases and acquisitions after making the investments required to support ongoing business operations. Vista Outdoor management uses free cash flow internally to assess both business performance and overall liquidity. Years Ended March 31, ($000) FY2012 FY2013 FY 2014 FY2015 FY2016 Guidance (1) $78,730 $75,363 $172,310 $154,338 $190,000 -$215,000 Cash from Operating Activities (23,611) (23,395) (40,234) (43,189) ~($40,000) Capital Expenditures - - 15,469 30,108 -Interest expense - - 11,111 18,574 -Transaction costs incurred to date, net of tax Free Cash Flow 55,119 51,968 158,656 159,804 $150,000-$175,000 Notes 1.As of May 14, 2015 © 2015 | Vista Outdoor Presentation 40